Exhibit 10.1

ENGLISH SUMMARY OF
LOAN AGREEMENT

BORROWER:

Tianjin Yayi Industrial Co., Ltd

LENDER BANK:

Tianjin Rural Cooperative Bank Kexing Branch

Borrower: Tianjin Yayi Industrial Co., Ltd

Accommodation: Unit C, the 4th floor, D building, Xinyuan technical

Postal Code: 300384

Legal Representative: 刘丽 Liu Li

Entrusted Agent:

Responsible Person: 张悦

TEL: 27984058

FAX: 27984358

Name of the Credit bank: Tianjin Rural Cooperative Bank Kexing Branch

Bank account number: 9170101000010000040384

Lender Bank:

Postal Code: 300384

Legal Representative: 曹力强

Entrusted Agent:

Responsible Person: 田泽国

TEL: 23859929

FAX:

The Lender Bank has agreed to offer loans subject to terms and conditions hereof.

Article 1:

1.

Loan under the contract, must be used as working capital

2.

without prior written consent the Borrower may not change the use of loan which has been defined in the contract.

Article 2:

The currency type under the contract is RMB, amount 10,000,000

Article 3:

Loan term under this contract is one year ,from May 22, 2009 to May 21, 2010

Article 4:

Upon conditions of the prerequisites are met in article eleven of the contract, the lender bank should wire the loan to the borrower’s account as follows:

First payment

Amount

RMB5,000,000

Date

May 22, 2009

Second payment

Amount

RMB 5,000,000

Date

May 25, 2009

Article 5 :

In the manner specified in the contract the Borrower should pay the loan interest at a rate per annum of 6.372%

Article 6 :

If the borrower fails to pay the principal of loan timely, the lender bank has the right to charge late fees at a rate equals to 50% of the interest rate of the loan hereof. If the borrower fails to use the loan in a way set forth in the contract, the lender bank has right to charge a fee at a rate equals 100% of the interest rate of the loan hereof.

Article 7:

The interest on loan shall be settled quarterly on the 20th of the last month of each quarter .

Article 8:

The interest rate is fixed regardless of the change of the basic interest rate by the People's Bank of China after the loan is granted.

Article 9:

The Borrower shall repay the principal by May 21, 2010.

Article 10:

Tianjin Haitai Investing Warranting Co., Ltd. (guarantor) provides guarantee in connection with the loan hereof. Guarantee Contract number: Tianjin Rural Cooperative Bank Bao Zi Kexing 2009038

Article 11:

The Borrower and the Lender Bank should also sign the guarantee contract.

Article 12 :

The governing law of this contract is the law of China.

Article 13:

Any dispute arisen from the performance of the contract shall be solved through negotiation. If negotiation fails, the dispute shall be submitted to the local court of the jurisdiction where the Lender Bank resides.

Article 14:

This contract shall come into force when signed by the legal representatives of both parties.

Article 15:

After this contract becomes effective, neither party can unilaterally modify or terminate the contract without the other party’s written consent.

Article 16:

This agreement is entered into on May 3, 2009 at Tianjin Rural Cooperative Bank, Kexing

Branch BORROWER: Tianjin Yayi Industrial Co., Ltd (Seal)

By: /s/ Li Liu
Name: Li Liu
Title: President

LENDER BANK: Tianjin Rural Cooperative Bank Kexing Branch (Seal)